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                                                                    Exhibit 10.7


                      BLANKET CERTIFICATE OF LOAN GUARANTY

     This Blanket Certificate of Loan Guaranty ("Certificate") is entered into as of the 11TH day of MARCH, 2002 ("Effective Date"), by and between STUDENT LOAN FINANCE CORPORATION & SUBSIDIARIES (US BANK, TRUSTEE) (833405) ("Lender") and the NORTHWEST EDUCATION LOAN ASSOCIATION, a Washington non-profit corporation ("NELA"), and supplements the "Agreement to Guarantee Loans" dated 03/22/1999 between NELA and Lender (the "Agreement").

                                   Witnesseth:

WHEREAS, NELA guarantees FEEL Program loans made by the Lender if such loans are made in accordance with the Agreement;

WHEREAS, NELA is now authorized to offer lenders the option to participate in an alternate guarantee program which allows lenders to disburse loans prior to NELA's receipt and review of loan data for such loans (the "Blanket Guarantee Program");

WHEREAS, Lender wishes to participate in the Blanket Guarantee Program and NELA has determined that it is appropriate to allow Lender to participate in this program under the terms and conditions of this Certificate.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in this Agreement, NELA and the Lender mutually agree that the Agreement shall be amended and supplemented as follows:

l. Certificate as Addendum. This Certificate is an addendum to the Agreement and is, therefore, incorporated into the Agreement and made a part thereof. In the event of a conflict between the terms of the Agreement and this Certificate, the terms of the Certificate shall prevail. Notwithstanding the incorporation of this Certificate, the Agreement is intended to and does remain in full force and effect. In this Certificate, unless this Certificate otherwise requires, all definitions and provisions of the Agreement are controlling. Termination of the Agreement terminates this Certificate. If this Certificate shall to any extent be invalid or unenforceable, or if it is terminated, the Agreement shall not be affected and shall continue in full force.

2. Blanket Guarantee. NELA agrees that within the limits established by this Certificate and without further action by NELA, any FEEL Program loan (other than a Consolidation Loan) which is eligible for insurance under the Act, Rules, Regulations, and the Agreement ("Loan(s)"), shall, if designated by Lender as being subject to this Certificate, be guaranteed against loss of principal and interest by NELA to the maximum extent permitted by the Act and as set forth in the Agreement as amended, provided that:

     (a) prior to disbursing the Loan, the Lender did not know, and did not have reason to know, that the borrower was not eligible to receive the Loan;

     (b) prior to disbursing the Loan, the Lender determined to its satisfaction, in accordance with reasonable and prudent business practices, that the Loan was a legal, valid and binding obligation of the borrower;

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     (c)  the Loan was made on or after the Effective Date of this Certificate, but no later than the expiration or termination of this Certificate, the Agreement, or the authority in the Act for participation in the Blanket Guarantee Program; and

     (d) the Loan is made to a student or the parent of a student enrolled or accepted for enrollment at an eligible institution of higher education, as defined in the Act ("Eligible Institution"), which has been notified by Lender that loans made by Lender may be made through the Blanket Guarantee Program, and such Eligible Institution has not terminated participation in the Blanket Guarantee Program in accordance with Section 3 below.

3. Termination of School Participation. If an Eligible Institution requests that Loans no longer be originated under the Blanket Guarantee Program, Lender agrees to cease, within ten (10) business days of receiving such Eligible Institution's request, origination of new Loans under the Blanket Guaranty Program for students or parents of students enrolled or accepted for enrollment at the Eligible Institution.

4. Reporting. Lender shall provide NELA information concerning Loans covered by this Certificate within ten (10) business days of the date of the first disbursement of the Loan. Lender shall also submit such other data and reports to NELA or to the U.S. Department of Education as each may reasonably require to evaluate the Blanket Guarantee Program, or that NELA may require to carry out its responsibilities under the Act and Regulations.

5. Guarantee Date. Lender acknowledges and agrees that the date of guarantee on Loans made under this Certificate shall be the date of Lender's approval of the Loan. Lender also acknowledges that for purposes of National Student Loan Data System ("NSLDS") reporting, the date of the Loan guarantee must equal or precede the date of the first disbursement.

6. Loan Eligibility Edits and Borrower Ineligibility. NELA agrees to cooperate in good faith with Lender or its designated agent to attempt to reconcile discrepancies with respect to information regarding the Borrower's eligibility to receive a Loan. NELA reserves the right to contact the Eligible Institution at which the borrower is enrolled or accepted for enrollment to resolve such discrepancies. If it is determined that the Lender has disbursed to the borrower Loan funds for which he or she is ineligible, Lender shall engage in the procedures required by 34 C.F.R. 682.412, or any successor or amendment thereto, and any other applicable provisions of the Regulations and the Act, in order to retain the guarantee on the Loan.

7. Termination of Guarantee. NELA reserves the right to terminate its obligation to honor a claim made by Lender or a subsequent holder of a Loan made under this Certificate if the Loan is determined to be ineligible for federal reinsurance under the Act, Rules, or Regulations, or if the Lender fails, with respect to the Loan, to adhere to the terms and conditions of this Certificate, the Agreement, the Rules, Regulations, or the Act.

8.   Limitation, Suspension, and Termination.

     8.1. If, at any time, Lender proposes to no longer originate Loans under this Certificate, it shall notify NELA and this Certificate may be terminated on a mutually agreed upon date, which date shall be not later than thirty (30) days after the notice to NELA.

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     8.2. Lender's participation in the Blanket Guarantee Program may be limited, suspended, or terminated by NELA in accordance with any limitation, suspension, and termination standards and procedures set forth in this Certificate, the Agreement, the Rules, Regulations, or the Act.

     8.3. Notwithstanding any other provision herein, NELA may suspend immediately the Lender's authority to originate insured loans under this Certificate if NELA determines that the Lender is materially out of compliance with this Certificate, the Agreement, the Rules, or any federal or state law or regulations governing FFELP loans. NELA will notify the Lender in writing of any such suspension within five (5) business days of the effective date of the suspension. Such notice of suspension shall set forth the circumstances of non-compliance. Upon a satisfactory resolution of such matter(s), NELA shall reinstate Lender's authority to make insured loans pursuant to this Certificate unless otherwise terminated hereunder.

     8.4. This Certificate shall automatically terminate upon expiration of the authority in the Act for the Blanket Guarantee Program.

     8.5. Without limiting the foregoing, NELA may also terminate this Certificate by giving Lender notice thirty (30) calendar days prior to the effective date of termination.

     8.6. Any limitation, suspension, termination, or expiration of this Certificate will not affect NELA's guarantee on Loans made under this Certificate prior to the effective date of the limitation, suspension, termination, or expiration.

9. Audits. Lender will cooperate with any reasonable request from NELA for the purpose of evaluating the Certificate's impact on ineligible borrowers receiving loans made under the Blanket Guarantee Program. Such audits will be conducted only upon reasonable prior notice to Lender, during reasonable business hours, and at reasonable intervals.

10. Servicing Agreements. Any Fast Loan Application Guarantee Services Agreement, Loan Disbursement Services Agreement, or PLUS Credit Services Agreement and any amendments or addenda thereto, between NELA and the Lender ("Servicing Agreements") shall be inapplicable to Loans made under this Certificate. NELA will not perform the services described in the Servicing Agreements on the Loans guaranteed hereunder.

11. Captions. The captions and headings of the paragraphs of this Certificate are for convenience and reference only and may not be used to interpret or define the provisions hereof.

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IN WITNESS WHEREOF, NELA and the Lender have each caused this instrument to be executed by their respective authorized officers on the date and year first above written.

STUDENT LOAN FINANCE                       NORTHWEST EDUCATION
 CORPORATION & SUBSIDIARIES                 LOAN ASSOCIATION
 US BANK TRUSTEE (833405)


By:   /s/ Steve Kohles                     By:     /s/ Jennifer L. Freimund
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    Authorized Signature                           Jennifer L. Freimund
                                                   Vice President,
STEVE KOHLES, EXECUTIVE VP                         Program Services
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Printed Name, Title

105 SOUTHWEST FIRST AVE
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Address

ABERDEEN, SD 57401-4173
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City, State Zip

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